SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 28, 2000
                        (Date of earliest event reported)


                                PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                     0-28597                  33-0780055
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(State or other               (Commission               (IRS Employer
 jurisdiction of              File Number)              Identification
 incorporation)                                             Number)


161 West 54th Street, Suite 602, New York, New York        10019
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code      (212) 707-8661
                                                        -------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     (a) On September 28, 2000 the Board of Directors appointed BDO Genrot as the Company's independent public accountants for the fiscal year ended December 31, 1999.

     (b) The Company has not had any discussions nor received any written opinion or oral advice from BDO Genrot during the two most recent fiscal years and any subsequent interim period with respect to either the application of accounting principles to a specified transaction, either completed or proposed, or as to the type of audit opinion that might be rendered on the Company's financial statements.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PRETORY USA, INC.


                                   By: /s/ Raquel Velasco
                                      -------------------------------
                                        Raquel Velasco
                                        Chairman of the Board and
                                        President
Dated:  October 2, 2000